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                        EXHIBIT INDEX


Exhibit             Description                           Page Number
Number


  2 Agreement and Plan of Merger of CM Bank Holding Company with and into Hibernia Corporation.

  23           Consent of Leon C. Theriot & Associates

  99 Hibernia News Release dated August 26, 1996, announcing the merger between Calcasieu and Hibernia.